Exhibit 10.1

SECURITY AGREEMENT

This Security Agreement (the “Agreement”) is made as of this 16th day of April 2024 (the “Effective Date”), by, between, and among IG Holdings, Inc., an Arizona corporation, whose mailing address is 7000 N. 15th Street, Suite 120, #503, Phoenix, Arizona 85020-5547, Iron Rings Holdings, LLC, a Delaware limited liability company, whose address is 26 Milton Avenue, Alpharetta, Georgia 30009 (collectively, “Lender”), and Trans American Aquaculture, Inc., a Colorado corporation, whose mailing address is 1022 Shadyside Lane, Dallas, Texas 75223 (the “Grantor”).

WHEREAS, Lender has agreed to loan to Grantor the principal sum of Three Hundred Fifty Thousand Dollars and Zero Cents ($350,000.00) as evidenced by that certain Secured Promissory Note of even date herewith (the “Note”);

WHEREAS, Grantor represents that it is the sole owner of that certain real property whose address is 16455 F.M. 1847, Rio Hondo, Cameron County, Texas 78583 (the “Farm Property”);

WHEREAS, Grantor represents that the Farm Property is encumbered by a first Deed of Trust in favor Kings Aqua Farm, LLC with a current loan balance of $4,707,902.30 and 2 Tax Lien Contrasts with a total balance of $124,384.

WHEREAS, Grantor represents that it is the sole owner of that certain real property whose address is 35467 Marshall Hutts Road, Rio Hondo, Texas (the “Hutts Property”);

WHEREAS, Grantor represents that there are no liens on the Hutts Property;

WHEREAS, Grantor represents that the Farm Property is operated as a shrimp farm.

WHEREAS, Grantor represents that it is a public company whose Common Stock is traded on the OTC Markets under the ticker symbol “GRPS.”

NOW, THEREFORE, in consideration of the mutual promises, covenants, and agreements set forth in this Agreement, Lender and Grantor agree as follows:

1.         Deliveries of Grantor. Upon execution of the Note, Grantor shall execute and deliver to Lender the Note, this Agreement, and Deeds of Trust on the Farm Property and the Hutts Property (collectively, the “Deeds of Trust”). Grantor shall deliver to Lender any other documents reasonably required by Lender, including but not limited to National UCC financing statements, to evidence and perfect the security interests granted in the Collateral (as that term is defined below).

2.         Lender’s Security Interest. To secure the payment and performance of the Note by Grantor: (a) Grantor hereby conveys, transfers, assigns, sets over, hypothecates and grants to Lender a first deed of trust interest in the Hutts Property and a second deed of trust interest the Farm Property, which security interests shall be reflected in a standard form Deed of Trust to be delivered prior to loan closing (hereinafter collectively, the “Collateral”). Grantor agrees to execute from time to time such documents as Lender may reasonably require to evidence and perfect and continue the perfection of such security interests in the Collateral. Grantor hereby designates and appoints Lender as its attorney in fact with full power of substitution to act in its name, place, and stead for the purpose of executing on its behalf any National UCC financing statements or continuations thereof necessary to evidence, perfect, or continue the perfection of the security interest therein granted in the Collateral to Lender. Grantor hereby authorizes Lender, and appoints Lender as its attorney-in-fact, to execute and file or record, if necessary, any financing statement, instrument, document, notice or agreement on its behalf to perfect or continue the security interests created hereby. This power, being coupled with an interest, shall be irrevocable until all amounts secured hereby have been paid, satisfied and discharged in full.

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3.         Events of Default. The following events shall be deemed events of default (an “Event of Default”) under the terms of this Agreement:

(a)                Default in the payment or performance of any of the installments to be paid pursuant to the Note; and

(b)                Default in the performance of any of the covenants, warranties, representations, or obligations under the terms of the Note or this Agreement.

4.         Remedies Upon Default. If Granter defaults in any of its undertakings set forth in the Note and/or this Agreement, and the default is not cured by Granter as provided in the respective document, then the entire unpaid principal and accrued and unpaid interest thereon shall thereby become immediately due and payable, Lender shall have the right to immediate possession of the Collateral, and Lender may exercise any and all rights and privileges in connection therewith.

5.         Restrictions on Grantors’ Rights. Until such time as the Note shall have been paid in full, Grantor shall not pledge, sell, hypothecate, encumber or otherwise assign the Collateral.

6.         Termination. Upon the satisfaction in full of all of Grantor’s obligations under the Note, this Agreement (and the security interests created hereby) shall terminate and all rights to the Collateral shall revert to Grantor. Lender shall, upon Grantor’s request and at its expense, return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof.

7.         Further Actions. The parties hereto shall execute such documents and take such actions as may be reasonably requested by the other parties to carry out the provisions and purposes of this Agreement.

8.         Entire Agreement. This Agreement, the Note, and the Deeds of Trust, along with any documents and papers executed in accordance therewith, constitute the entire transaction between the parties hereto, and there have been no representations, warranties, covenants, or conditions except those specified in such agreements and in the documents and papers executed in accordance therewith.

9.         Attorneys’ Fees. In the Event of Default under the Note and/or this Agreement, or in the event Lender seeks legal advice in order to enforce the provisions of the Note and/or this Agreement after an Event of Default, Grantor agrees to pay Lender’s reasonable attorneys’ fees. If any action is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys’ fees.

10.       Governing Law, Jurisdiction and Severability. This Agreement is made pursuant to and shall be construed, governed and enforced under the laws of the State of Arizona without regard to any conflict of law provisions. Exclusive jurisdiction and venue over any legal action brought by any of the parties hereto relating in any way to the terms of this Agreement and/or the Note shall reside in the state and federal courts located in Maricopa County, Arizona, and Grantor hereby consents to such exclusive jurisdiction and venue. If any provision of this Agreement is construed or interpreted by a court of competent jurisdiction to be void, invalid or unenforceable, such decision shall affect only those provisions so construed or interpreted and shall not affect the remaining provisions of this Agreement.

11.       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which, when taken together, shall constitute one and the same instrument.

12.       Headings. The subject headings of the paragraphs of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

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13.       Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors, and assigns, except as otherwise expressly provided herein.

14.       Notices. Any notices which any party may be required, or may desire, to give, unless otherwise specified, shall be in writing and shall be (a) hand-delivered, effective upon receipt, (b) transmitted by telecopier, effective upon receipt, with the original mailed the same date by first class mail, postage prepaid, (c) sent by United States Express Mail or by private overnight courier, effective upon receipt, or (d) served by certified mail, postage prepaid, return receipt requested and addressed to such party at the addresses set forth in the Note, or to such other address(es) or addressee(s) as the party to be served with notice may have furnished in writing to the other party, effective three (3) days after mailing.

15.       Assignment. Lender may assign all or a portion of its rights, title and interest in this Agreement to any person, firm, corporation or other entity without the consent of Grantor.

16.       Relationship. The relationship of the parties hereto is that of lender and granter and it is expressly understood and agreed that nothing contained in this Agreement shall be interpreted or construed to make Lender and Granter partners, joint venturers or participants in any other legal relationship except that of lender and grantor.

17.       Waiver. Except as otherwise expressly provided to the contrary in this Agreement or the other loan documents relating to this Agreement, Grantor for itself and for its successors, transferees and assigns and all guarantors, endorsers and signers, hereby waive all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Agreement and notice of the intention to accelerate, the release of any party liable, the release of any security for the Note, the taking of any additional security and any other indulgence or forbearance. Granter agrees that the Note and any or all payments coming due thereunder may.be extended or renewed from time to time without in any way affecting or diminishing Grantor’s under this Agreement. The acceptance by Lender of a partial amount of a payment due from Granter to Lender under the Note shall not constitute a waiver of the requirement for Granter to perform all of its obligations under this Agreement.

18.       Capacity to Execute. By affixing his signature hereto on behalf of Granter, Adam Thomas represents and warrants that he has the capacity to execute this Agreement on behalf of Granter, and that execution of this Agreement does not breach any existing contract, agreement, promissory note of Granter.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

LENDER

IG Holdings, Inc.

/s/ Ira J. Gaines
Ira J. Gaines, President

Iron Ring Holdings, LLC

/s/ Jack Rose
Jack Rose, Authorized Representative

GRANTOR

TRANS AMERICAN AQUACULTURE, INC.

/s/ Adam Thomas
Adam Thomas, CEO

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EXHIBIT “A”

LEGAL DESCRIPTION

File No.: 2319830

TRACT 1:

Field notes of an 1879.947 acre tract of land being comprised of a 535.3454 acre tract, called Tract 1, 1074.601 acres, called Tract 2, and a 270.00 acre tract, called Tract 3 in Assumption Warranty Deed from Jizhong Wang to King’s Aqua Farm, L.L.C., a Texas limited liability company, recorded in Volume 19293 Page 140 of the Official Records of Cameron County, Texas.

Said 1879.947 acre tract is comprised of a portion Tract Fifty (50), Share Nineteen (19) of the ESPIRITU SANTO GRANT of Cameron County, Texas, and is out of the J. S. De La Garza Survey, Abstract 2, is situated in Cameron County, approximately 10.5 miles northeast of the town of Rio Hondo, and is described by metes and bounds as follows:

Beginning at a point in the approximate centerline of F. M. Highway 1847, the west line of said Tract 50, Share 19, and at the northwest corner of said 270.00 acre tract and the southwest corner of said 535.3454 acre tract, for an angle corner of this tract; whence a 5/8” iron rod found 33.34’ east of line bears S 86* 34’ 45” E;

Thence N 03* 59’ 39” E along the approximate centerline of said F. M. Highway 1847, the west line of said Tract 50, Share 19, the west line of said 535.3454 acre tract, and the west line of this tract, a distance of 5038.10 feet to a point for the northwest corner of said 535.3454 acre tract and the northwest corner of this tract;

Thence N 04* 02’ 30” E, a distance of 46.61 feet to a 1/2” iron rod found for a corner of this tract;

Thence S 73* 43’ 58” E, a distance of 104.51 feet to a 1/2” iron rod found at the point of curvature of a curve to the left having a central angle of 1* 47’ 50” and a radius of 1927.11 feet for a corner of this tract;

Thence alongthe said curve to the left; a distance of 60.45 feet, with a chord bearing of S 73* 31’ 52” E, and distance of 60.44 feet, to a 1/2” iron rod found at the end of said curve, for a corner of this tract;

Thence S 80* 29’ 32” E, a distance of 7.60 feet to a 1/2” iron rod found at a point of curvature of a curve to the left having a central angle of 13* 06’ 30” and a radius of 1642.40 feet, for a corner of this tract;

Thence along said curve to the left; a distance of 375.75 feet, with a chord bearing of S 78* 52’ 42” E, and distance of 374.93 feet, to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907’’ found at the end of said curve, in the south line of Lot 11 of the Arroyo City Vista Subdivision as shown on map recorded in Cabinet 1, Slots 163-B, 164-A,164-B, and 165-A of the Map Records of Cameron County, Texas; for a corner of a 4.8626 acre tract of land described in Tract 2 of the save and except portion of said Exhibit “A”, for a corner of this tract;

Thence S 02* 57’ 12” W along a west line of said 4.8626 acre tract and an interior line of this tract, a distance of 297.60 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found for the southwest corner of said 4.8626 acre tract and a corner of this tract;

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Thence S 86* 53’ 49” E along the south line of said 4.8626 acre tract and an interior line of this tract, a distance of 666.78 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found for the southeast corner of said 4.8626 acre tract and a corner of this tract;

Thence N 08* 09’ 52” E along the east line of said 4.8626 acre tract and an interior line of this tract, a distance of 297.58 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found for the northeast corner of said 4.8626 acre tract and a corner of this tract;

Thence N 05* 04’ 46” W, a distance of 38.48 feet to a 1/2” iron rod found for a corner of this tract;

Thence N 88* 28’ 49” E, a distance of 217.00 feet to a 1/2” iron rod found at a point of curvature of a curve to the left, having a central angle of 15* 50’ 35” and a radius of 1742.26 feet, for a corner of this tract;

Thence along said curve to the left; a distance of 481.76 feet, with a chord bearing of N 80* 29’ 54” E, and distance of 480.22 feet, to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907’’ found at the end of said curve, for a corner of this tract;

Thence N 72* 40’ 46” E, a distance of 6.07 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found at a point of curvature of a curve to the left having a central angle of 13* 26’ 03” and a radius of 1857.03 feet, for a corner of this tract;

Thence along said curve to the left; a distance of 435.42 feet, with a chord bearing of N 65* 57’ 44” E, and distance of 434.42 feet, to a 1/2” iron rod found at the end of said curve, for a corner of this tract;

Thence N 59* 35’ 52” E, a distance of 167.97 feet to a 1/2” iron rod found at a point of curvature of a curve to the right, having a central angle of 50* 41’ 44” and a radius of 2644.81 feet, for a corner of this tract;

Thence along said curve to the right; a distance of 262.92 feet, with a chord bearing of N 61* 51’ 30” E, and distance of 262.81 feet, to ” iron rod found at the end of said curve, for a corner of this tract;

Thence N 65* 24’ 35” E, a distance of 136.23 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found for a corner of this tract;

Thence S 25* 04’ 17” E, a distance of 10.00 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found for a corner of this tract:

Thence N 64* 55’ 42” E, a distance of 34.50 feet to a 1/2” iron rod found for a corner of this tract;

Thence N 59* 50’ 43” E, a distance of 162.40 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907’’ found for a corner of this tract;

Thence N 30* 09’ 18” W, a distance of 6.89 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found at a point of curvature of a curve to the left, having a central angle of 53* 54’ 1O” and a radius of 1375.73 feet, for a corner of this tract;

Thence along said curve to the left; a distance of 1294.26 feet, with a chord bearing of N 30* 36’ 37” E, and distance of 1247.06 feet, to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found at the end of said curve, for a corner of this tract;

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Thence N 03* 48’ 46” E, a distance of 254.41 feet to a 1/2” iron rod found at a point of curvature of a curve to the right, having a central angle of 11* 40’ 29” and a radius of 1202.40 feet, for a corner of this tract;

Thence, along said curve to the right; a distance of 245.01 feet, with a chord bearing of N 09* 15’ 50” E, a distance of 244.58 feet, to a 1/2” iron rod found at the end of said curve, for a corner of this tract;

Thence S 86* 44’ 29” E, a distance of 448.74 feet to a 1/2” iron rod found in the east line of said Tract 50, Share 19 for the northeast corner of this tract;

Thence S 03* 19’ 39” W along the east line of said Tract 50, Share 19, the east line of said 535.3454 acre tract, and the east line of this tract, a distance of 7362.98 feet to a 5/8” iron rod in concrete found at the northeast corner of said 270.00 acre tract, for the southeast corner of said 535.3454 acre tract and an angle corner of this tract;

Thence S 03* 20’ 1O” W continuing along the east line of said Tract 50, Share 19, the east line of said 270.00 acre tract, and the east line of this tract, a distance of 2727.32 feet to a 5/8” iron rod in concrete found at the northeast corner of said 1524.93 acre tract and the southeast corner of said 270.00 acre tract, for an angle corner of this tract;

Thence S 03* 18’ 54” W continuing along the east line of said Tract 20, Share 19, the east line of said 1524.93 acre tract, and the east line of this tract, a distance of 11,314.85 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found at the easterly northeast corner of a 450 acre tract of land described in Special Warranty Deed with Vendor’s Lien from Texas AgFinance, FLCA to Jorge Luis Castillo, et ux, recorded in Vol. 17443, Page 264 of the Official Records of Cameron County, Texas; for the southeast corner of this tract;

Thence N 81* 56’ 21” W over said 1524.93 acre tract, along the easterly north line of said 450 acre tract, and the easterly south line of this tract, a distance of 3999.97 feet to a 5/8” iron rod found with surveyor’s cap stamped “RPLS 1907” found at an interior corner of said 450 acre tract, for the easterly southwest corner of this tract;

Thence N 03* 18’ 53” E continuing over said 1524.93 acre tract, along the northerly east line of said 450 acre tract and the southerly west line of this tract, a distance of 4972.55 feet to a 5/8” iron rod with surveyor’s cap stamped “RPLS 1907” found at the westerly northeast corner of said 450 acre tract, for an interior corner of this tract;

Thence N 82* 06’ 05” W continuing over said 1524.93 acre tract, along the westerly north line of said 450 acre tract and the westerly south line of this tract, at 377.71 pass a 5/8” iron rod found for a line marker, in all a distance of 411.74 feet to a point in the approximate centerline of said F. M. Highway 1847, the west line of said Tract 50, Share 19, and the west line of said 1524.93 acre tract, at the northwest corner of said 450 acre tract, for the westerly southwest corner of this tract;

Thence N 03* 58’ 07’’ E along the approximate centerline of said F. M. Highway 1847, the west line of said Tract 50, Share 19, the west line of said 1524.93 acre tract, and a west line of this tract, a distance of 6029.99 feet to a point at the southwest corner of said 270.00 acre tract and the northwest corner of said 1524.93 acre tract, for an angle corner of this tract;

Thence N 03* 59’ 20” E continuing along the approximate centerline of said F. M. Highway 1847, the west line of said Tract 50, Share 19, and the west line of said 270.00 acre tract, a distance of 2726.98 feet to the point of beginning, containing 1879.947 acres of land, more or less.

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TRACT II:

BEING a 0.23 acre of land consisting of all of Lot 13, of the Unrecorded Resubdivision of Unit 1 of Private Survey of the North 26.42 acres of the North 2422.5 acres ofTract Fifty (50), in Share 19, of the Espiritu Santo Grant, Cameron County, Texas, and further being that same property recorded as Tract II in Volume 4372. Page 46 of the Official Records, Cameron County, Texas; Said 0.23 acre tract being more particularly described as follows: ..

COMMENCING at a point on the intersection of the North right of way line of Marshall Hutt Road (120.00 feet of right of way) and the East right of way line of Paredes Line Road being the Southwest corner of said Resubdivision;

THENCE, along the East right of way line of said Paredes Line Road and the West line of said Resubdivision, North 04 degrees 15 minutes 00 seconds East, a distance of 163.00 feet to a point for the Northwest corner of said Resubdivision;

THENCE, departing the East right of way line of said Paredes Line Road, South 74 degrees 39 minutes 00 seconds East, along a North line of said Resubdivision, a distance of 556.30 feet to a point;

THENCE, continuing along a North line of said Resubdivision, South 89 degrees 35 minutes 00 seconds East, a distance of 172.27 feet to the POINT OF BEGINNING and the Northwest corner of the herein described tract;

THENCE, continuing along a North line of said Resubdivision, South 89 degrees 35 minutes 00 seconds East, a distance 55.05 feet to a point for the Northeast corner of the herein described tract;

THENCE, departing the North line of said Resubdivision, South 04 degrees 40 minutes 40 seconds West, at a distance of 15.00 feet passing a 1/2 inch iron rod set for reference, and continuing in all a total distance of 170.20 feet to a 1/2 inch iron rod set on the arc of a curve to the right, being the North right of way line of the aforementioned Marshall Hutt Road, for the Southeast corner of the herein described tract;

THENCE, along the North right of way line of said Marshall Hutt Road, being said curve to the left having a Radius of 1627.10 feet and an interior angle of 02 degrees 12 minutes 50 seconds (Chord: North 87 degrees 47 minutes 48 seconds West, distance of 62.88 feet), are distance of 62.88 feet (Called: 62.8 feet) to a 1/2 inch iron rod found for the Southwest corner of the herein described tract;

THENCE, departinng said curve being the North right of way line of said Marshall Hutt Road, North 07 degrees 21 minutes 50 seconds East, at a distance of 154.01 feet passing a 1/2 inch iron rod set for reference, and continuing in all a total distance of 169.01 feet (Called: 169.0 feet) to the POINT OF BEGINNING and CONTAINING 0.23 acre of land.

NOTE: This Company does not represent that the acreage or square footage calculations on said Exhibit “A” are correct.

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